Exhibit 99.2

Second Quarter 2021 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 1 of 17

Consolidated Financial Highlights

	Three Months Ended					Six Months Ended
(Unaudited, $ in 000s except per share information)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change	6/30/2021	6/30/2020	% Change
Net revenues	$1,153,136	$895,817	28.7%	$1,134,789	1.6%	$2,287,925	$1,808,851	26.5%
Net income	$198,077	$107,887	83.6%	$173,015	14.5%	$371,092	$194,476	90.8%
Preferred dividends	8,289	4,843	71.2%	8,289	0.0%	16,578	9,687	71.1%

Net income available to common shareholders	$189,788	$103,044	84.2%	$164,726	15.2%	$354,514	$184,789	91.8%
Earnings per diluted common share (1)	$1.67	$0.97	72.2%	$1.47	13.6%	$3.14	$1.71	83.6%
Earnings per diluted common share available to common shareholders (1)	$1.60	$0.92	73.9%	$1.40	14.3%	$3.00	$1.63	84.0%
Non-GAAP financial summary (2):
Net revenues	$1,153,098	$895,817	28.7%	$1,134,980	1.6%	$2,288,078	$1,809,030	26.5%
Net income	$210,356	$120,178	75.0%	$184,714	13.9%	$395,070	$216,955	82.1%
Preferred dividends	8,289	4,843	71.2%	8,289	0.0%	16,578	9,687	71.1%

Net income available to common shareholders	$202,067	115,335	75.2%	176,425	14.5%	378,492	207,268	82.6%
Earnings per diluted common share (1)	$1.77	$1.08	63.9%	$1.57	12.7%	$3.34	$1.91	74.9%
Earnings per diluted common share available to common shareholders (1)	$1.70	$1.03	65.0%	$1.50	13.3%	$3.20	$1.83	74.9%

Weighted average number of common shares outstanding (1)
Basic	107,837	105,791	1.9%	107,746	0.1%	107,795	106,358	1.4%
Diluted	118,602	111,581	6.3%	117,875	0.6%	118,279	113,477	4.2%
Period end common shares outstanding (1)	104,865	102,855	2.0%	105,215	(0.3%)	104,865	102,855	2.0%
Cash dividends declared per common share (1)	$0.15	$0.11	36.4%	$0.15	0.0%	$0.30	$0.22	36.4%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 2 of 17

GAAP Results of Operations (Unaudited)

	Three Months Ended					Six Months Ended
($ in 000s except per share information)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change	6/30/2021	6/30/2020	% Change
Revenues:
Commissions	$195,579	$177,028	10.5%	$213,614	(8.4%)	$409,193	$388,126	5.4%
Principal transactions	152,597	166,017	(8.1%)	165,006	(7.5%)	317,603	304,683	4.2%

Brokerage revenues	348,176	343,045	1.5%	378,620	(8.0%)	726,796	692,809	4.9%
Capital raising	169,778	119,197	42.4%	208,806	(18.7%)	378,584	222,593	70.1%
Advisory fees	206,665	97,838	111.2%	130,482	58.4%	337,147	173,910	93.9%

Investment banking	376,443	217,035	73.4%	339,288	11.0%	715,731	396,503	80.5%
Asset management and service fees	295,869	198,939	48.7%	278,147	6.4%	574,016	436,714	31.4%
Other income	13,235	21,514	(38.5%)	25,634	(48.4%)	38,869	30,721	26.5%

Operating revenues	1,033,723	780,533	32.4%	1,021,689	1.2%	2,055,412	1,556,747	32.0%
Interest revenue	133,591	128,368	4.1%	127,540	4.7%	261,131	289,545	(9.8%)

Total revenues	1,167,314	908,901	28.4%	1,149,229	1.6%	2,316,543	1,846,292	25.5%
Interest expense	14,178	13,084	8.4%	14,440	(1.8%)	28,618	37,441	(23.6%)

Net revenues	1,153,136	895,817	28.7%	1,134,789	1.6%	2,287,925	1,808,851	26.5%

Non-interest expenses:
Compensation and benefits	692,054	547,174	26.5%	697,914	(0.8%)	1,389,968	1,124,353	23.6%
Occupancy and equipment rental	70,971	66,264	7.1%	72,032	(1.5%)	143,003	132,337	8.1%
Communication and office supplies	41,308	43,046	(4.0%)	41,825	(1.2%)	83,133	84,170	(1.2%)
Commissions and floor brokerage	13,977	15,177	(7.9%)	15,703	(11.0%)	29,680	30,019	(1.1%)
Provision for credit losses	(9,652)	19,210	(150.2%)	(5,252)	83.8%	(14,904)	35,278	(142.2%)
Other operating expenses	80,453	61,986	29.8%	84,675	(5.0%)	165,128	144,628	14.2%

Total non-interest expenses	889,111	752,857	18.1%	906,897	(2.0%)	1,796,008	1,550,785	15.8%
Income before income taxes	264,025	142,960	84.7%	227,892	15.9%	491,917	258,066	90.6%
Provision for income taxes	65,948	35,073	88.0%	54,877	20.2%	120,825	63,590	90.0%

Net income	198,077	107,887	83.6%	173,015	14.5%	371,092	194,476	90.8%
Preferred dividends	8,289	4,843	71.2%	8,289	0.0%	16,578	9,687	71.1%

Net income available to common shareholders	$189,788	$103,044	84.2%	$164,726	15.2%	$354,514	$184,789	91.8%

Earnings per common share: (1)
Basic	$1.76	$0.97	81.4%	$1.53	15.0%	$3.29	$1.74	89.1%
Diluted	$1.60	$0.92	73.9%	$1.40	14.3%	$3.00	$1.63	84.0%

Weighted average number of common shares outstanding: (1)
Basic	107,837	105,791	1.9%	107,746	0.1%	107,795	106,358	1.4%
Diluted	118,602	111,581	6.3%	117,875	0.6%	118,279	113,477	4.2%
Cash dividends declared per common share (1)	$0.15	$0.11	36.4%	$0.15	0.0%	$0.30	$0.22	36.4%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 3 of 17

Non-GAAP Results of Operations (Unaudited)

	Three Months Ended					Six Months Ended
($ in 000s except per share information)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change	6/30/2021	6/30/2020	% Change
Revenues:
Commissions	$195,579	$177,028	10.5%	$213,614	(8.4%)	$409,193	$388,126	5.4%
Principal transactions	152,597	166,017	(8.1%)	165,006	(7.5%)	317,603	304,683	4.2%

Brokerage revenues	348,176	343,045	1.5%	378,620	(8.0%)	726,796	692,809	4.9%
Capital raising	169,778	119,197	42.4%	208,806	(18.7%)	378,584	222,593	70.1%
Advisory fees	206,665	97,838	111.2%	130,482	58.4%	337,147	173,910	93.9%

Investment banking	376,443	217,035	73.4%	339,288	11.0%	715,731	396,503	80.5%
Asset management and service fees	295,869	198,939	48.7%	278,147	6.4%	574,016	436,714	31.4%
Other income	13,197	21,514	(38.7%)	25,700	(48.6%)	38,897	30,900	25.9%

Operating revenues	1,033,685	780,533	32.4%	1,021,755	1.2%	2,055,440	1,556,926	32.0%
Interest revenue	133,591	128,368	4.1%	127,540	4.7%	261,131	289,545	(9.8%)

Total revenues	1,167,276	908,901	28.4%	1,149,295	1.6%	2,316,571	1,846,471	25.5%
Interest expense	14,178	13,084	8.4%	14,315	(1.0%)	28,493	37,441	(23.9%)

Net revenues	1,153,098	895,817	28.7%	1,134,980	1.6%	2,288,078	1,809,030	26.5%

Non-interest expenses:
Compensation and benefits	685,935	537,464	27.6%	691,740	(0.8%)	1,377,675	1,108,216	24.3%
Occupancy and equipment rental	70,938	65,854	7.7%	72,002	(1.5%)	142,939	131,759	8.5%
Communication and office supplies	41,232	43,008	(4.1%)	41,825	(1.4%)	83,057	83,773	(0.9%)
Commissions and floor brokerage	13,977	15,177	(7.9%)	15,703	(11.0%)	29,680	30,019	(1.1%)
Provision for credit losses	(9,652)	19,210	(150.2%)	(5,252)	83.8%	(14,904)	35,278	(142.2%)
Other operating expenses	70,275	55,885	25.7%	75,641	(7.1%)	145,917	132,150	10.4%

Total non-interest expenses	872,705	736,598	18.5%	891,659	(2.1%)	1,764,364	1,521,195	16.0%
Income before income taxes	280,393	159,219	76.1%	243,321	15.2%	523,714	287,835	81.9%
Provision for income taxes	70,037	39,041	79.4%	58,607	19.5%	128,644	70,880	81.5%

Net income	210,356	120,178	75.0%	184,714	13.9%	395,070	216,955	82.1%
Preferred dividends	8,289	4,843	71.2%	8,289	0.0%	16,578	9,687	71.1%

Net income available to common shareholders	$202,067	$115,335	75.2%	$176,425	14.5%	$378,492	$207,268	82.6%

Earnings per common share: (1)
Basic	$1.87	$1.09	71.6%	$1.64	14.0%	$3.51	$1.95	80.0%
Diluted	$1.70	$1.03	65.0%	$1.50	13.3%	$3.20	$1.83	74.9%

Weighted average number of common shares outstanding: (1)
Basic	107,837	105,791	1.9%	107,746	0.1%	107,795	106,358	1.4%
Diluted	118,602	111,581	6.3%	117,875	0.6%	118,279	113,477	4.2%
Cash dividends declared per common share (1)	$0.15	$0.11	36.4%	$0.15	0.0%	$0.30	$0.22	36.4%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 4 of 17

Consolidated Financial Summary

	Three Months Ended					Six Months Ended
(Unaudited, $ in 000s except percentages)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change	6/30/2021	6/30/2020	% Change
Net revenues:
Global Wealth Management	$637,567	$505,782	26.1%	$631,495	1.0%	$1,269,062	$1,088,738	16.6%
Institutional Group	520,811	398,096	30.8%	506,081	2.9%	1,026,892	730,334	40.6%
Other	(5,242)	(8,061)	(35.0%)	(2,787)	88.1%	(8,029)	(10,221)	(21.4%)

Total net revenues	$1,153,136	$895,817	28.7%	$1,134,789	1.6%	$2,287,925	$1,808,851	26.5%
Operating expenses:
Global Wealth Management	$410,262	$349,457	17.4%	$408,264	0.5%	$818,526	$738,246	10.9%
Institutional Group	379,317	315,047	20.4%	388,893	(2.5%)	768,210	605,545	26.9%
Other	99,532	88,353	12.7%	109,740	(9.3%)	209,272	206,994	1.1%

Total operating expenses	$889,111	$752,857	18.1%	$906,897	(2.0%)	$1,796,008	$1,550,785	15.8%
Operating contribution:
Global Wealth Management	$227,305	$156,325	45.4%	$223,231	1.8%	$450,536	$350,492	28.5%
Institutional Group	141,494	83,049	70.4%	117,188	20.7%	258,682	124,789	107.3%
Other	(104,774)	(96,414)	8.7%	(112,527)	(6.9%)	(217,301)	(217,215)	0.0%

Income before income taxes	$264,025	$142,960	84.7%	$227,892	15.9%	$491,917	$258,066	90.6%
Financial ratios:
Compensation and benefits	60.0%	61.1%	(170)	61.5%	290	60.8%	62.2%	(140)
Non-compensation operating expenses	17.1%	22.9%	(580)	18.4%	(90)	17.7%	23.5%	(580)
Income before income taxes	22.9%	16.0%	750	20.1%	(200)	21.5%	14.3%	720
Effective tax rate	25.0%	24.5%	(70)	24.1%	440	24.6%	24.6%	—

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	Three Months Ended
(Unaudited, $ in 000s except percentages and per share data)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change
Financial Information:
Total assets	$29,744,764	$25,624,225	16.1%	$28,141,581	5.7%
Total shareholders’ equity	$4,508,790	$3,884,060	16.1%	$4,318,872	4.4%
Total common equity	$3,973,790	$3,349,060	18.7%	$3,783,872	5.0%
Less: Goodwill and intangible assets	$(1,314,818)	$(1,330,543)	(1.2%)	$(1,319,089)	(0.3%)
Less: DTL on goodwill and intangible assets	$54,049	$49,175	9.9%	$52,651	2.7%

Tangible common equity	$2,713,021	$2,067,692	31.2%	$2,517,434	7.8%
Preferred equity	$535,000	$535,000	0.0%	$535,000	0.0%

Financial Metrics:
Book value per common share (1)(3)	$37.89	$32.56	16.4%	$35.96	5.4%
Tangible book value per common share (1) (3)	$25.87	$20.11	28.6%	$23.93	8.1%
Return on common equity (4)	19.4%	12.6%		17.6%
Non-GAAP return on common equity (2)(4)	20.6%	14.1%		18.8%
Return on tangible common equity (5)	28.6%	20.7%		26.5%
Non-GAAP return on common equity (2)(5)	30.5%	23.2%		28.4%
Pre-tax margin on net revenues	22.9%	16.0%		20.1%
Non-GAAP pre-tax margin on net revenues (2)	24.3%	17.8%		21.4%
Effective tax rate	25.0%	24.5%		24.1%
Non-GAAP effective tax rate (2)	25.0%	24.5%		24.1%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 6 of 17

Regulatory Capital

	Three Months Ended
(Unaudited, $ in 000s except percentages)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change
SF Regulatory Capital (6):
Common equity tier 1 capital	$2,672,682	$2,071,121	29.0%	$2,498,655	7.0%
Tier 1 capital	$3,207,682	$2,606,121	23.1%	$3,033,655	5.7%
Risk-weighted assets	$16,952,415	$13,521,861	25.4%	$15,655,984	8.3%
Common equity tier 1 capital ratio	15.8%	15.3%		16.0%
Tier 1 risk based capital ratio	18.9%	19.3%		19.4%
Tier 1 leverage capital ratio	11.7%	11.0%		11.5%
Stifel Bank & Trust Regulatory Capital (6):
Common equity tier 1 capital	$1,069,763	$1,058,401	1.1%	$1,044,894	2.4%
Tier 1 capital	$1,069,763	$1,058,401	1.1%	$1,044,894	2.4%
Risk-weighted assets	$9,958,105	$8,538,099	16.6%	$9,428,239	5.6%
Common equity tier 1 capital ratio	10.7%	12.4%		11.1%
Tier 1 risk based capital ratio	11.8%	13.9%		12.4%
Tier 1 leverage capital ratio	7.0%	7.2%		7.1%
Stifel Bank Regulatory Capital (6):
Common equity tier 1 capital	$326,622	$196,916	65.9%	$280,718	16.4%
Tier 1 capital	$326,622	$196,916	65.9%	$280,718	16.4%
Risk-weighted assets	$1,593,962	$1,047,142	52.2%	$1,517,312	5.1%
Common equity tier 1 capital ratio	20.5%	18.8%		18.5%
Tier 1 risk based capital ratio	20.9%	20.1%		19.2%
Tier 1 leverage capital ratio	7.1%	7.1%		7.3%
Stifel Net Capital:
Net capital	$614,500	$449,400	36.7%	$570,300	7.8%
Excess net capital	$584,000	$425,200	37.3%	$541,600	7.8%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 7 of 17

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, $ in 000s except percentages)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change	6/30/2021	6/30/2020	% Change
Revenues:
Commissions	$139,653	$116,156	20.2%	$147,505	(5.3%)	$287,158	$253,053	13.5%
Principal transactions	55,209	42,967	28.5%	53,599	3.0%	108,808	85,949	26.6%

Brokerage revenues	194,862	159,123	22.5%	201,104	(3.1%)	395,966	339,002	16.8%
Asset management and service fees	295,847	198,921	48.7%	278,109	6.4%	573,956	436,681	31.4%
Net interest	124,686	121,564	2.6%	117,775	5.9%	242,461	260,246	(6.8%)
Investment banking (7)	11,898	8,016	48.4%	13,549	(12.2%)	25,447	18,349	38.7%
Other income	10,274	18,158	(43.4%)	20,958	(51.0%)	31,232	34,460	(9.4%)

Net revenues	637,567	505,782	26.1%	631,495	1.0%	1,269,062	1,088,738	16.6%
Non-interest expenses:
Compensation and benefits	341,367	258,291	32.2%	336,721	1.4%	678,088	556,661	21.8%
Non-compensation operating expenses	68,895	91,166	(24.4%)	71,543	(3.7%)	140,438	181,585	(22.7%)

Total non-interest expenses	410,262	349,457	17.4%	408,264	0.5%	818,526	738,246	10.9%

Income before income taxes	$227,305	$156,325	45.4%	$223,231	1.8%	$450,536	$350,492	28.5%

As a percentage of net revenues:
Compensation and benefits	53.5%	51.1%	240	53.3%	20	53.4%	51.1%	230
Non-compensation operating expenses	10.8%	18.0%	(720)	11.4%	(60)	11.1%	16.7%	(560)
Income before income taxes	35.7%	30.9%	480	35.3%	40	35.5%	32.2%	330

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information

	Three Months Ended
(Unaudited, $ in 000s except financial advisors and locations)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change
Financial advisors	2,190	2,138	2.4%	2,182	0.4%
Independent contractors	92	94	(2.1%)	92	0.0%

Total financial advisors	2,282	2,232	2.2%	2,274	0.4%
Locations	446	447	(0.2%)	446	0.0%
Total client assets	$402,442,000	$306,235,000	31.4%	$378,615,000	6.3%
Fee-based client assets	$148,838,000	$106,218,000	40.1%	$137,804,000	8.0%
Brokerage assets	$253,604,000	$200,017,000	26.8%	$240,811,000	5.3%
Client money market and insured product	$23,615,000	$18,664,000	26.5%	$23,616,000	nm
Secured client lending (8)	$3,451,625	$2,563,773	34.6%	$3,124,545	10.5%
Asset Management and Service Fee Revenue ($ in 000s):
Private Client Group (9)	$249,273	$164,403	51.6%	$233,805	6.6%
Asset Management	32,202	23,769	35.5%	30,114	6.9%
Third-party Bank Sweep Program	1,516	522	190.4%	2,102	(27.9%)
Other (10)	12,878	10,245	25.7%	12,126	6.2%

Total asset management and service fee revenues	$295,869	$198,939	48.7%	$278,147	6.4%
Fee-based Assets ($ in millions):
Private Client Group (9)	$129,565	91,360	41.8%	$119,836	8.1%
Asset Management	33,289	25,706	29.5%	31,115	7.0%
Elimination (11)	(14,015)	(10,848)	29.2%	(13,147)	6.6%

Total fee-based assets	$148,839	$106,218	40.1%	$137,804	8.0%
Third-party Bank Sweep Program	$5,795	$3,007	92.7%	$6,455	(10.2%)
ROA (bps) (12):
Private Client Group (9)	83.2	81.6		83.5
Asset Management	38.7	37.0		38.7
Third-party Bank Sweep Program	9.9	7.1		12.3

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations
	Three Months Ended					Six Months Ended
(Unaudited, $ in 000s except percentages)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change	6/30/2021	6/30/2020	% Change
Revenues:
Commissions	$55,926	$60,875	(8.1%)	$66,109	(15.4%)	$122,035	$135,073	(9.7%)
Principal transactions	97,388	123,049	(20.9%)	111,407	(12.6%)	208,795	218,734	(4.5%)

Brokerage revenues	153,314	183,924	(16.6%)	177,516	(13.6%)	330,830	353,807	(6.5%)
Capital raising	157,880	111,181	42.0%	195,257	(19.1%)	353,137	204,263	72.9%
Advisory fees	206,665	97,838	111.2%	130,482	58.4%	337,147	173,891	93.9%

Investment banking	364,545	209,019	74.4%	325,739	11.9%	690,284	378,154	82.5%
Other income (13)	2,952	5,153	(42.7%)	2,826	4.5%	5,778	(1,627)	(455.1%)

Net revenues	520,811	398,096	30.8%	506,081	2.9%	1,026,892	730,334	40.6%
Non-interest expenses:
Compensation and benefits	299,469	241,420	24.0%	301,624	(0.7%)	601,093	447,408	34.4%
Non-compensation operating expenses	79,848	73,627	8.4%	87,269	(8.5%)	167,117	158,137	5.7%

Total non-interest expenses	379,317	315,047	20.4%	388,893	(2.5%)	768,210	605,545	26.9%

Income before income taxes	$141,494	$83,049	70.4%	$117,188	20.7%	$258,682	$124,789	107.3%

As a percentage of net revenues:
Compensation and benefits	57.5%	60.6%	(310)	59.6%	(210)	58.5%	61.3%	(280)
Non-compensation operating expenses	15.3%	18.5%	(320)	17.2%	(190)	16.3%	21.6%	(530)
Income before income taxes	27.2%	20.9%	630	23.2%	400	25.2%	17.1%	810

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

	Three Months Ended
(Unaudited, $ in 000s except percentages)	6/30/2021	6/30/2020	% Change	3/31/2021	% Change
Stifel Bancorp Financial Information:
Total assets	$21,250,293	$18,123,326	17.3%	$20,500,414	3.7%
Total shareholder’s equity	$1,563,380	$1,378,096	13.4%	$1,474,473	6.0%
Total loans, net (includes loans held for sale)	$13,164,958	$10,923,212	20.5%	$12,422,234	6.0%
Commercial and industrial	4,950,516	4,149,307	19.3%	4,923,494	0.5%
Residental real estate	4,567,467	3,710,657	23.1%	4,158,033	9.8%
Securities-based loans	2,331,737	1,716,786	35.8%	2,089,747	11.6%
Commercial real estate	370,517	406,788	(8.9%)	374,736	(1.1%)
Other	678,570	590,759	14.9%	669,183	1.4%
Loans held for sale	394,017	474,899	(17.0%)	330,521	19.2%
Investment securities	$7,264,849	$6,255,286	16.1%	$6,948,574	4.6%
Available-for-sale securities, at fair value	2,279,678	3,172,160	(28.1%)	2,189,664	4.1%
Held-to-maturity securities, at amortized cost	4,985,171	3,083,126	61.7%	4,758,910	4.8%
Total deposits	$19,608,800	$16,302,821	20.3%	$18,715,133	4.8%
Demand deposits (interest-bearing)	18,908,576	15,855,029	19.3%	18,125,863	4.3%
Demand deposits (non interest-bearing)	643,890	287,251	124.2%	524,338	22.8%
Certificates of deposit	56,334	160,541	(64.9%)	64,932	(13.2%)
Credit Metrics:
Allowance for credit losses	$115,190	$139,949	(17.7%)	$129,109	(10.8%)
Allowance as a percentage of retained loans	0.90%	1.32%		1.06%
Net charge-offs as a percentage of average loans	0.03%	0.00%		0.01%
Total nonperforming assets	$9,808	$14,602	(32.8%)	$13,756	(28.7%)
Nonperforming assets as a percentage of total assets	0.05%	0.08%		0.07%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	Loans and Lending
(Unaudited, $ in 000s except percentages)	Commitments	ACL	ACL %	Q2 Provision
Commercial and industrial	$4,950,516	$46,943	0.9%	$(5,105)
Residental real estate	4,567,467	21,267	0.5%	4,602
Securities-based loans	2,331,737	2,519	0.1%	350
Commercial real estate	370,517	11,903	3.2%	(1,157)
Other	678,570	16,564	2.4%	(2,894)

Loans held for investment, gross	12,898,807	99,196	0.8%	(4,204)
Loans held for sale	394,017

Total loans, gross	13,292,824
Lending commitments	2,827,000	15,994	0.6%	(5,448)

Loans and lending commitments	$16,119,824	$115,190		$(9,652)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 12 of 17

Consolidated Net Interest Income

	Three Months Ended
	June 30, 2021			June 30, 2020			March 31, 2021
($ in millions, except percentages)	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,249.2	$0.8	0.26%	$1,674.0	$1.0	0.24%	$1,812.2	$0.9	0.20%
Financial instruments owned	979.7	2.5	1.04%	761.7	2.9	1.50%	807.8	2.9	1.43%
Margin balances	1,059.3	6.3	2.37%	981.5	6.4	2.59%	961.6	6.1	2.53%
Investments:
Asset-backed securities	5,132.9	22.8	1.77%	4,842.0	32.6	2.70%	4,724.6	21.3	1.80%
Mortgage-backed securities	1,070.5	4.1	1.53%	877.2	4.6	2.09%	905.9	3.3	1.44%
Corporate fixed income securities	709.7	4.6	2.61%	648.9	4.2	2.59%	639.8	5.4	3.37%
Other	5.8	—	2.11%	17.5	0.1	2.14%	6.4	—	2.06%

Total investments	6,918.9	31.5	1.82%	6,385.6	41.5	2.60%	6,276.7	30.0	1.91%
Loans:
Commercial and industrial	5,055.4	43.3	3.43%	4,095.4	31.8	3.10%	4,573.6	39.5	3.45%
Residental real estate	4,296.5	28.5	2.66%	3,589.2	25.6	2.85%	3,994.5	27.0	2.71%
Securities-based loans	2,214.1	10.8	1.94%	1,789.2	9.9	2.22%	2,002.3	9.7	1.94%
Commercial real estate	417.7	3.0	2.89%	402.6	4.0	3.98%	371.0	3.3	3.51%
Loans held for sale	286.7	1.6	2.20%	486.7	3.3	2.68%	534.4	2.8	2.09%
Other	688.6	5.2	3.03%	546.3	4.6	3.36%	639.9	4.9	3.07%

Total loans	12,959.0	92.4	2.85%	10,909.4	79.2	2.90%	12,115.7	87.2	2.88%
Other interest-bearing assets	698.9	0.1	0.01%	476.3	(2.6)	(2.15%)	596.2	0.4	0.32%

Total interest-bearing assets/ interest income	23,865.0	133.6	2.24%	21,188.5	128.4	2.42%	22,570.2	127.5	2.26%
Interest-bearing liabilities:
Senior notes	1,112.7	12.0	4.30%	1,195.0	13.1	4.38%	1,112.5	12.1	4.35%
Deposits	18,637.1	1.2	0.03%	16,676.5	2.3	0.05%	17,629.6	1.3	0.03%
Federal Home Loan advances	60.3	—	0.27%	250.8	0.7	1.09%	15.8	—	0.29%
Other interest-bearing liabilities	1,441.9	1.0	0.26%	1,190.6	(3.0)	(0.99%)	1,209.6	1.0	0.34%

Total interest-bearing liabilities/ interest expense	$21,252.0	14.2	0.27%	$19,312.9	13.1	0.27%	$19,967.5	14.4	0.29%

Net interest income/margin		$119.4	2.00%		$115.3	2.18%		$113.1	2.00%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 13 of 17

Stifel Bancorp Net Interest Income

	Three Months Ended
	June 30, 2021			June 30, 2020			March 31, 2021
($ in millions, except percentages)	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$611.9	$0.2	0.14%	$961.1	$0.3	0.13%	$962.3	$0.3	0.12%
Investments	6,918.9	31.5	1.82%	6,385.6	41.5	2.60%	6,276.7	30.0	1.91%
Loans	12,959.0	92.4	2.85%	10,909.4	79.2	2.90%	12,115.7	87.2	2.88%
Other interest-bearing assets	44.5	0.4	3.21%	46.7	0.3	2.46%	40.7	0.2	2.23%

Total interest-bearing assets/ interest income	$20,534.3	$124.5	2.42%	$18,302.8	$121.3	2.65%	$19,395.4	$117.7	2.43%
Interest-bearing liabilities:
Deposits	$18,637.1	$1.2	0.03%	$16,676.5	$2.3	0.05%	$17,629.6	$1.3	0.03%
Federal Home Loan advances	60.3	—	0.27%	250.8	0.7	1.09%	15.8	—	0.29%
Other interest-bearing liabilities	1.3	0.1	7.44%	1.5	—	6.71%	1.4	—	7.92%

Total interest-bearing liabilities/ interest expense	$18,698.7	1.3	0.03%	$16,928.8	3.0	0.07%	$17,646.8	1.3	0.03%

Net interest income/margin		$123.2	2.40%		$118.3	2.59%		$116.4	2.40%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 14 of 17

GAAP to Core Reconciliation

	Three Months Ended					Six Months Ended
(Unaudited, $ in 000s except percentages)	6/30/2021	6/30/2020	Change	3/31/2021	Change	6/30/2021	6/30/2020	Change
GAAP net revenues	$1,153,136	$895,817		$1,134,789		$2,287,925	$1,808,851
Non-GAAP adjustments	(38)	—		191		153	179

Non-GAAP rnet revenues	1,153,098	895,817		1,134,980		2,288,078	1,809,030

GAAP compensation and benefits expense	692,054	547,174		697,914		1,389,968	1,124,353
Merger-related (14)	(6,119)	(9,710)		(6,174)		(12,293)	(16,137)

Non-GAAP compensation and benefits expense	685,935	537,464		691,740		1,377,675	1,108,216

GAAP non-compensation operating expenses	197,057	205,683		208,983		406,040	426,432
Merger-related (14)	(10,287)	(6,549)		(9,064)		(19,351)	(13,453)

Non-GAAP non-compensation operating expenses	186,770	199,134		199,919		386,689	412,979

GAAP provision for income taxes	65,948	35,073		54,877		120,825	63,590
Merger-related and other (14)	4,089	3,968		3,730		7,819	7,290

Non-GAAP provision for income taxes	70,037	39,041		58,607		128,644	70,880

Total merger-related adjustments	(16,368)	(16,259)		(15,429)		(31,797)	(29,769)

Financial ratios:
Compensation and benefits	59.5%	60.0%	(50)	60.9%	(140)	60.2%	61.3%	(110)
Non-compensation operating expenses	16.2%	22.2%	(600)	17.7%	(150)	16.9%	22.8%	(590)
Income before income taxes	24.3%	17.8%	650	21.4%	290	22.9%	15.9%	700
Effective tax rate	25.0%	24.5%	50	24.1%	90	24.6%	24.6%	—

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 15 of 17

Footnotes

(1)	All share and per share information has been retroactively adjusted to reflect the December 2020 three-for-two stock split.
(2)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(3)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(4)

Annualized return on average common shareholders’ equity (“ROE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(5)

Annualized return on average tangible common shareholders’ equity (“ROTE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible shareholders’ equity or, in the case of non-GAAP ROTE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible shareholders’ equity. Tangible common shareholders’ equity equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $53.1 million, $48.5 million, and $51.7 million, as of June 30, 2021 and 2020, and March 31, 2021, respectively. Historical periods have been restated to conform with the current period presentation.

(6)	Regulatory capital amounts and ratios are estimates at the time of the Company’s earnings release on July 28, 2021.
(7)	Includes capital raising and advisory fee revenues.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Includes net interest, asset management and service fees, and other income.
(14)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 16 of 17

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected.

Use of Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2021. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s second quarter earnings release issued July 28, 2021.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2021 Earnings Release	Page 17 of 17